EXHIBIT 99.1

MALLINCKRODT PLC ANNOUNCES SHARE REPURCHASE PROGRAM

DUBLIN (January 23, 2015) - Mallinckrodt plc (NYSE: MNK) announced today that its Board of Directors has approved a share repurchase program. The open-ended authorization permits the company to repurchase up to $300 million of Mallinckrodt plc ordinary shares.

"Funding additional initiatives and seeking attractive business development opportunities remain top priorities as we continue to pursue a range of focused growth strategies," said Mark Trudeau, Chief Executive Officer and President of Mallinckrodt. "This authorization reflects our strong financial position and commitment to a disciplined capital allocation strategy while reaffirming our confidence in the company's outlook and long-term potential. It also gives us the flexibility to execute share repurchases in a measured and opportunistic manner over time."

Under the share repurchase program authorized by the Board, the company's ordinary shares may be purchased through any one or more of discretionary purchases on the open market, a 10b5-1 trading plan, block trades, accelerated share repurchases or privately negotiated transactions. The number of shares repurchased and the timing of repurchases will depend on a number of factors, including share price, trading volume and general market conditions, along with working capital requirements, general business conditions and other factors. The repurchase authority may be suspended, modified or discontinued at any time, subject to the parameters of any 10b5-1 trading plan, if applicable, that the company may implement.

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ABOUT MALLINCKRODT
Mallinckrodt is a global specialty biopharmaceutical and medical imaging business that develops, manufactures, markets and distributes specialty pharmaceutical products and medical imaging agents. The company's core strengths include the acquisition and management of highly regulated raw materials; deep regulatory expertise; and specialized chemistry, formulation and manufacturing capabilities. The company's Specialty Pharmaceuticals segment includes branded and specialty generic drugs and active pharmaceutical ingredients, and the Global Medical Imaging segment includes contrast media and nuclear imaging agents. Mallinckrodt has more than 5,500 employees worldwide and a commercial presence in roughly 65 countries. The company's fiscal 2014 revenue totaled $2.54 billion. To learn more about Mallinckrodt, visit www.mallinckrodt.com.

Cautionary Statements Related to Forward-Looking Statements
Statements in this press release that are not strictly historical, including statements regarding, future financial condition and operating results, economic, business, competitive and/or regulatory factors affecting our business and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: general economic conditions and conditions affecting the industries in which we operate; changes in laws and regulations; our ability to identify, acquire or close acquisitions; our ability to successfully integrate acquisitions of operations, technology, products and businesses generally and to realize anticipated growth, synergies and cost savings; our ability to successfully develop or commercialize new products; our ability to protect intellectual property rights; our ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration; customer concentration; our reliance on certain individual products that are material to our financial performance; cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations; the reimbursement practices of a small number of public or private insurers; limited clinical trial data for H.P. Acthar® Gel; complex reporting and payment obligations under healthcare rebate programs; our ability to achieve anticipated benefits of price increases; our ability to achieve expected benefits from restructuring activities; complex manufacturing processes; competition; product liability losses and other litigation liability; ongoing governmental investigations; material health, safety and environmental liabilities; retention of key personnel; conducting business internationally; and the effectiveness of information technology infrastructure. These and other factors are identified and described in more detail in the "Risk Factors" section of Mallinckrodt's Annual Report on Form 10-K for the fiscal year ended September 26, 2014. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

CONTACTS FOR MALLINCKRODT:
Investors
John Moten
Vice President, Investor Relations
314-654-6650
john.moten@mallinckrodt.com

Rhonda Sciarra
Communications Manager
314-654-8618
rhonda.sciarra@mallinckrodt.com

Meredith Fischer
Senior Vice President, Communications and Public Affairs
314-654-3318
meredith.fischer@mallinckrodt.com